EXHIBIT 99.1




                        UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF GEORGIA
                                NEWNAN DIVISION
For Period from January 31, 2004 through February 29, 2004

IN RE:                                    }   CASE NUMBER
                                          }   02-10835
                                          }
The NewPower Company, et. al.             }   JUDGE    W. Homer Drake, Jr.
                                          }
DEBTORS                                   }   CHAPTER 11


                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                            FROM 1/31/03 TO 2/29/04

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.


                                                   Paul Ferdinands
                                                   ----------------------------
                                                   Attorney for Debtor

Debtor's Address                                   Attorney's Address
and Phone Number                                   and Phone Number

93 Cherry Street                                   191 Peachtree St.
New Canaan, Ct 06840                               Atlanta, GA 30303
Tel: (203) 966-1881                                Tel: (404) 572-4600

NewPower Holdings, Inc.
Case Number:  02-10835                                         Post Petition
                                                                      Totals
For Period from January 31, 2004 through February 29, 2004

Opening Cash Balance -1/31/04                     $ 96,360        (Concentration Account)

Inflows:
Customer Collections
Collateral Returned
    -Sureties
    -Security  Deposits
Sale Proceeds/Interest Income/Other                    514
-----------------------------------------------------------
Total Inflows                                          514 |
-------------------------------------------------------------------------------------------------------
                                                               Distribution of Outflows
Outflows:                                                            NewPower             The NewPower
Post Petition:                                                    Holdings, Inc.            Company
--------------                                                    --------------            -------
Call Center (Sitel)
Professionals - Bankruptcy
Consulting Fees                                          7                                        7
Gas Systems & IT Infrastructure (Wipro)                  1                                        1
Customer Incentives (air miles, etc.)
Customer Letters & Bill Print (SFI)
AGL Billing Systems (Partnersolve)
Collections(RM Services)
IT Support for risk systems (Zenax)
Customer Database Systems (Zac )
Lockbox Fees (First Union)                               5                                        5
Billing & Reconciliations (Diversified)
Churn Mitigation(AGL)
Supplies & Misc                                          1                                        1
Rent                                                     1                1
Insurance
Utilities (Heat, Hydro, Phone, etc.)
Customer Refunds
Customer Refunds (Outstanding)
Contingency for any above item(s) (15%)
Billing/Customer Support (IBM)
Payroll                                                213              201                      13
Power
Gas
Storage & Pipelines
Transportation & Distribution (AGL)
Transportation & Distribution (Texas)
Collateral Payments
    -  Security Deposits
T&E Reimbursements
State Tax Payments                                       1                                        1
Enron payments
Other Vendors   - Class Seven Claims
--------------------------------------------------------------------------------------------------------------
Total Outflows                                         229              202                      28
--------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------
Net Cash Flows                                         285
-----------------------------------------------------------

                                              -------------
Closing Cash Balance                          | $   96,645
==============================================-------------

                                                                  Attachment 1

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from January 31, 2004 through February 29, 2004
Amounts in $000's


Accounts Receivable at Petition Date:                   $ 75,200


Beginning of Month Balance*  - Gross                    $ 13,476 (per 1/31/04 G/L)
PLUS:  Current Month New Billings                              - (December revenue)
LESS:  Collections During the Month                            -
                                                        --------

End of Month Balance - Gross                            $ 13,476 (per 2/29/04 G/L)
Allowance for Doubtful Accounts                          (13,476)
                                                        ---------

End of Month Balance - Net of Allowance                 $      -
                                                        =========

                                                Note:  The accounts receivable aging below relates only to deliveries to customers subsequent to the June 11, 2002 petition date.



                                                       AR Aging for Post Petition Receivables

                                                         Current  > 30 days  > 60 days  Total
                                                        ----------------------------------------

                                                         $    -    $     -    $    111  $  111


                                                                  Attachment 2

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from January 31, 2004 through February 29, 2004
Amounts in $000's


See attached System Generated A/P reports as of 2/29/04 (Attachments 2A and
2B).


Beginning of Period Balance                             $    752 (per 1/31/04 G/L)
PLUS:  New Indebtedness Incurred                               9
LESS:  Amounts Paid on A/P                                   (39)
                                                        ---------

End of Month Balance                                    $    722 (per 2/29/04 G/L)
                                                        =========

                                            The New Power Company
                                                Vendor Detail
                                           Month of February, 2004



                                                        Type             Date         Amount       Balance
                                                  ---------------    -----------   -----------   ------------
     Affiliated Warehouses, Inc.                                                                        0.00
                                                  Bill                02/09/2004     1,000.33       1,000.33
                                                  Bill Pmt -Check     02/09/2004    -1,000.33           0.00
                                                                                   -----------    -----------
     Total Affiliated Warehouses, Inc.                                                   0.00           0.00

     Arnold & Porter                                                                                7,869.00
                                                  Bill                02/09/2004       433.45       8,302.45
                                                  Bill Pmt -Check     02/09/2004      -433.45       7,869.00
                                                                                   -----------    -----------
     Total Arnold & Porter                                                               0.00       7,869.00

     AT&T                                                                                              64.35
     Total AT&T                                                                                        64.35

     Bracewell Patterson                                                                            1,533.30
     Total Bracewell Patterson                                                                      1,533.30

     Carroll & Gross                                                                               22,814.73
     Total Carroll & Gross                                                                         22,814.73

     Connecticut Secretary of State                                                                     0.00
                                                  Bill                02/09/2004       300.00         300.00
                                                  Bill Pmt -Check     02/09/2004      -300.00           0.00
                                                                                   -----------    -----------
     Total Connecticut Secretary of State                                                0.00           0.00

     D'Arcangelo & Co. LLP                                                                          4,614.50
     Total D'Arcangelo & Co. LLP                                                                    4,614.50

     Deloitte & Touche LLP                                                                          3,395.90
     Total Deloitte & Touche LLP                                                                    3,395.90

     IKON Office Solutions                                                                              0.00
                                                  Bill                02/09/2004       137.80         137.80
                                                  Bill Pmt -Check     02/09/2004      -137.80           0.00
                                                                                   -----------    -----------
     Total IKON Office Solutions                                                         0.00           0.00

     King and Spalding                                                                             15,911.81
                                                  Bill                02/09/2004     3,603.67      19,515.48
                                                  Bill Pmt -Check     02/09/2004    -3,603.67      15,911.81
                                                                                   -----------    -----------
     Total King and Spalding                                                             0.00      15,911.81

     Leboeuf, Lamb, Greene & Macrae                                                                   675.86
     Total Leboeuf, Lamb, Greene & Macrae                                                             675.86

     Mellon Investors Services, LLC                                                                     0.00
                                                  Bill                02/09/2004     1,740.06       1,740.06
                                                  Bill Pmt -Check     02/09/2004    -1,740.06           0.00
                                                                                   -----------    -----------
     Total Mellon Investors Services, LLC                                                0.00           0.00



                                                                                               Exhibit 2A  Page 1 of 2

                                            The New Power Company
                                                Vendor Detail
                                           Month of February, 2004



                                                        Type             Date         Amount       Balance
                                                  ---------------    -----------   -----------   ------------
     Morris, Manning & martin, LLP                                                                      0.00
                                                  Bill                02/09/2004       120.74         120.74
                                                  Bill Pmt -Check     02/09/2004      -120.74           0.00
                                                                                   -----------    -----------
     Total Morris, Manning & martin, LLP                                                 0.00           0.00

     Parker, Hudson, Rainer & Dobbs                                                               101,393.10
     Total Parker, Hudson, Rainer & Dobbs                                                         101,393.10

     Role Technology LLC                                                                                0.00
                                                  Bill                02/09/2004     1,235.00       1,235.00
                                                  Bill Pmt -Check     02/09/2004    -1,235.00           0.00
                                                                                   -----------    -----------
     Total Role Technology LLC                                                           0.00           0.00

     Sidley Austin Brown & Wood                                                                   564,784.60
     Total Sidley Austin Brown & Wood                                                             564,784.60

     SNET                                                                                               0.00
                                                  Bill                02/09/2004       489.07         489.07
                                                  Bill Pmt -Check     02/09/2004      -489.07           0.00
                                                                                   -----------    -----------
     Total SNET                                                                          0.00           0.00

     Sonara Carvalho                                                                                    0.00
                                                  Bill                02/09/2004       220.00         220.00
                                                  Bill Pmt -Check     02/09/2004      -220.00           0.00
                                                                                   -----------    -----------
     Total Sonara Carvalho                                                               0.00           0.00

     Sutherland Asbill & Brennan, LLC                                                                -208.11
     Total Sutherland Asbill & Brennan, LLC                                                          -208.11

     UPS Delivery                                                                                       0.00
                                                  Bill                02/09/2004        29.97          29.97
                                                  Bill                02/09/2004        16.00          45.97
                                                  Bill Pmt -Check     02/09/2004       -45.97           0.00
                                                                                   -----------    -----------
     Total UPS Delivery                                                                  0.00           0.00
                                                                                   -----------    -----------
TOTAL                                                                                    0.00     722,849.04
                                                                                   ===========    ===========




     Balance at Jan. 31, 2004                                                                                     752,849.04
     New Invoices                                                                                                   9,326.09
     Invoices Paid                                                                                                 (9,326.09)
     Adjustments - Sidley Austin Brown & Wood LLP voluntary reduction of $30k from 2nd fee application            (30,000.00)
                                                                                                                --------------
     Balance at Feb. 29, 2004                                                                                     722,849.04
                                                                                                                ==============



                                                                                               Exhibit 2A  Page 2 of 2

                                        The New Power Company
                                         Unpaid Bills Detail
                                       As of February 29, 2004

                                                   Date               Num            Open Balance
                                                ----------    ------------------   -----------------
     Arnold & Porter
                                                10/14/2003    Inv. 1065562               6,866.75
                                                11/21/2003    Inv. 1069078               1,002.25
                                                                                   -----------------
     Total Arnold & Porter                                                               7,869.00

     AT&T
                                                06/30/2003                                  64.35
                                                                                   -----------------
     Total AT&T                                                                             64.35

     Bracewell Patterson
                                                06/30/2003                                 475.00
                                                01/20/2004    025619.000001              1,058.30
                                                                                   -----------------
     Total Bracewell Patterson                                                           1,533.30

     Carroll & Gross
                                                06/30/2003                              22,814.73
                                                                                   -----------------
     Total Carroll & Gross                                                              22,814.73

     D'Arcangelo & Co. LLP
                                                11/21/2003    Inv. 11023                 4,614.50
                                                                                   -----------------
     Total D'Arcangelo & Co. LLP                                                         4,614.50

     Deloitte & Touche LLP
                                                08/26/2003    Inv. 07141895 (B)          2,229.10
                                                09/15/2003    Inv. 086707311               220.90
                                                10/23/2003    Inv. 08676275                945.90
                                                                                   -----------------
     Total Deloitte & Touche LLP                                                         3,395.90

     King and Spalding
                                                06/30/2003                               1,563.21
                                                08/26/2003    Inv. 246683b               1,363.20
                                                12/11/2003    Inv. 242442                3,871.20
                                                12/23/2003    Inv. 251239b               3,075.20
                                                12/11/2003    Inv. 257269                5,887.00
                                                12/23/2003    251239 (b) 20%               152.00
                                                                                   -----------------
     Total King and Spalding                                                            15,911.81

     Leboeuf, Lamb, Greene & Macrae
                                                10/14/2003                                 675.86
                                                                                   -----------------
     Total Leboeuf, Lamb, Greene & Macrae                                                  675.86

     Parker, Hudson, Rainer & Dobbs
                                                07/16/2003    Inv. # 111466              2,849.00
                                                07/16/2003    Invoice # 111467           1,786.40
                                                06/30/2003                              36,292.50
                                                08/26/2003    Inv. # 112543 (B)          2,536.20
                                                08/26/2003    Inv. 112544 (B)            6,697.00
                                                08/26/2003    Inv. 113330 (B)            5,600.70
                                                08/26/2003    Inv. 113329 (B)            3,100.60
                                                10/14/2003    Inv. 114076 RTD            6,126.50



                                                                                           Exhibit 2B  Page 1 of 2

                                        The New Power Company
                                         Unpaid Bills Detail
                                       As of February 29, 2004

                                                   Date               Num            Open Balance
                                                ----------    ------------------   -----------------
                                                10/14/2003    Inv. 114075 RTD            6,926.40
                                                10/14/2003    Inv 110749 RTD             2,800.50
                                                10/14/2003    Inv. 110747 RTD            2,175.60
                                                10/23/2003    Invoice 41984 RTD         11,122.50
                                                10/23/2003    Inv. 41983 RTD            13,379.20
                                                                                  ------------------
     Total Parker, Hudson, Rainer & Dobbs                                              101,393.10

     Sidley Austin Brown & Wood
                                                06/30/2003    (includes $30k red)      389,038.10
                                                07/22/2003    Inv. 23033301A            43,838.40
                                                08/26/2003    Inv. 23041968 (B)         27,768.50
                                                10/14/2003    Inv. 23047922             33,244.70
                                                10/14/2003    Inv. 23053734             35,294.40
                                                12/11/2003    Inv. 23069533             35,600.50
                                                                                  ------------------
     Total Sidley Austin Brown & Wood                                                  564,784.60

     Sutherland Asbill & Brennan, LLC
                                                07/08/2003                                -208.11
                                                                                  ------------------
     Total Sutherland Asbill & Brennan, LLC                                               -208.11
                                                                                  ------------------
TOTAL                                                                                  722,849.04
                                                                                  ==================



                                                                                           Exhibit 2B  Page 2 of 2

Attachment 3

NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from January 31, 2004 through February 29, 2004
Amounts in $000's

Inventory Report
----------------

Inventory Balance at Petition Date            $ 15,587


Inventory at Beginning of Period              $      - (per 12/31/03 G/L)
PLUS:  Inventrory Purchased                          -  (per daily cash report)
LESS:  Inventory Used or Sold                        -
                                              ---------

End of Month Balance                          $      - (per 1/31/04 G/L)
                                              =========


Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report
------------------

Book Value at Petition Date                   $  1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period           $      -
Less:  Depreciation Expense                          -
Less:  Dispositions                                  -
Add:  Purchases                                      -
                                              ---------

Fixed Assets at End of Period                 $      -
                                              =========

                                                                  Attachment 4
                                                                  Page 1 of 14


Name of Debtor :               NewPower Holdings Inc.
Case # :                       02-10835
Reporting Period:              2/01/2004-2/29/2004

Name of Bank:                  JP Morgan Chase
Branch:                        New York
Account Name:                  The New Power Company
Account Number:
Purpose of Account:            Concentration Account

Beginning Balance                          $ 96,358,475.60
Total Deposits                             $    513,783.12
Total Payments                             $    229,217.11
Closing Balance                            $ 96,643,041.61
Service Charges                            $      4,681.39

First Check issued this Period                             N/A
Last Check issued this Period                              N/A
Total # of checks issued this Period                       N/A

                                                                  Attachment 4
                                                                  Page 2 of 14


Name of Debtor :               NewPower Holdings Inc.
Case # :                       02-10835
Reporting Period:              2/01/2004-2/29/2004

Name of Bank:                  JP Morgan Chase
Branch:                        New York
Account Name:                  NewPower ACH Account
Account Number:
Purpose of Account:            ACH (T&E)

Beginning Balance                               $0.00
Total Deposits                                  $0.00
Total Payments                                  $0.00
Closing Balance                                 $0.00
Service Charges                 N/A

First Check issued this Period                        N/A
Last Check issued this Period                         N/A
Total # of checks issued this Period                  N/A

                                                                  Attachment 4
                                                                  Page 3 of 14


Name of Debtor :               NewPower Holdings Inc.
Case # :                       02-10835
Reporting Period:              2/01/2004-2/29/2004

Name of Bank:                  JP Morgan Chase
Branch:                        Syracuse, NY
Account Name:                  The New Power Company
Account Number:
Purpose of Account:            Controlled Disbursements (A/P)

Beginning Balance                               $0.00
Total Deposits                             $11,434.43
Total Payments                             $11,434.43
Closing Balance                                 $0.00
Service Charges                 N/A

First Check issued this Period                                        200420
Last Check issued this Period                                         200430
Total # of checks issued this Period                                      11

                                                                  Attachment 4
                                                                  Page 4 of 14


Name of Debtor :               NewPower Holdings Inc.
Case # :                       02-10835
Reporting Period:              2/01/2004-2/29/2004

Name of Bank:                  JP Morgan Chase
Branch:                        Syracuse, NY
Account Name:                  NewPower Holdings, Inc. - Refund Disbursement A/C
Account Number:
Purpose of Account:            Controlled Disbursements (Customer Refunds)

Beginning Balance                               $0.00
Total Deposits                                $316.26
Total Payments                                $316.26
Closing Balance                                 $0.00
Service Charges                 N/A

First Check issued this Period                                            NA
Last Check issued this Period                                             NA
Total # of checks issued this Period                                      NA

                                                                  Attachment 4
                                                                  Page 5 of 14


Name of Debtor :               NewPower Holdings Inc.
Case # :                       02-10835
Reporting Period:              2/01/2004-2/29/2004

Name of Bank:                  First Union/ Wachovia
Branch:                        Herndon, VA
Account Name:                  The New Power Company
Account Number:
Purpose of Account:            Natural Gas Collections

Beginning Balance                               $0.00
Total Deposits                                  $0.00
Total Payments                                  $0.00
Closing Balance                                 $0.00
Service Charges                 N/A

First Check issued this Period                                           N/A
Last Check issued this Period                                            N/A
Total # of checks issued this Period                                     N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 6 of 14


Name of Debtor :               NewPower Holdings Inc.
Case # :                       02-10835
Reporting Period:              2/01/2004-2/29/2004

Name of Bank:                  First Union/ Wachovia
Branch:                        Charlotte, NC
Account Name:                  The New Power Company
Account Number:
Purpose of Account:            Power/ IBM Collections

Beginning Balance                              $69.14
Total Deposits                                  $0.00
Total Payments                                $379.74
Closing Balance                              ($310.60)
Service Charges                               $379.74

First Check issued this Period                                           N/A
Last Check issued this Period                                            N/A
Total # of checks issued this Period                                     N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 7 of 14


Name of Debtor :               NewPower Holdings Inc.
Case # :                       02-10835
Reporting Period:              2/01/2004-2/29/2004

Name of Bank:                  JP Morgan Chase
Branch:                        New York
Account Name:                  NewPower Holdings, Inc. - Payroll Account
Account Number:
Purpose of Account:            Payroll

Beginning Balance                               $0.00
Total Deposits                                  $0.00
Total Payments                                  $0.00
Closing Balance                                 $0.00
Service Charges                 N/A

First Check issued this Period                        N/A
Last Check issued this Period                         N/A
Total # of checks issued this Period                  N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 8 of 14


Name of Debtor :               NewPower Holdings Inc.
Case # :                       02-10835
Reporting Period:              2/01/2004-2/29/2004

Name of Bank:                  JP Morgan Chase
Branch:                        New York
Account Name:                  NewPower Enron Segregated A/C
Account Number:
Purpose of Account:            Concentration Account

Beginning Balance                               $0.00
Total Deposits                                  $0.00
Total Payments                                  $0.00
Closing Balance                                 $0.00
Service Charges                 N/A

First Check issued this Period                        N/A
Last Check issued this Period                         N/A
Total # of checks issued this Period                  N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 9 of 14


Name of Debtor :               NewPower Holdings Inc.
Case # :                       02-10835
Reporting Period:              2/01/2004-2/29/2004

Name of Bank:                  Royal Bank of Canada
Branch:                        Ontario
Account Name:                  The New Power Company
Account Number:
Purpose of Account:            CAN$ Operating A/C

Beginning Balance                               $0.00 CAN$
Total Deposits
Total Payments                                  $0.00
Closing Balance                                 $0.00
Service Charges                                 $   -

First Check issued this Period                                            NA
Last Check issued this Period                                             NA
Total # of checks issued this Period                                       0


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 10 of 14


Name of Debtor :               NewPower Holdings Inc.
Case # :                       02-10835
Reporting Period:              2/01/2004-2/29/2004

Name of Bank:                  First Union/ Wachovia
Branch:                        Charlotte, NC
Account Name:                  The New Power Company
Account Number:
Purpose of Account:            Power/AES Collections

Beginning Balance                               $0.00
Total Deposits                                  $0.00
Total Payments                                  $0.00
Closing Balance                                 $0.00
Service Charges                 N/A

First Check issued this Period                                           N/A
Last Check issued this Period                                            N/A
Total # of checks issued this Period                                     N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 11 of 14


Name of Debtor :               NewPower Holdings Inc.
Case # :                       02-10835
Reporting Period:              2/01/2004-2/29/2004

Name of Bank:                  Royal Bank of Canada
Branch:                        Ontario
Account Name:                  The New Power Company
Account Number:
Purpose of Account:            US$ A/C

Beginning Balance                               $0.00
Total Deposits                                  $0.00
Total Payments                                  $0.00
Closing Balance                                 $0.00
Service Charges                 N/A

First Check issued this Period                                           N/A
Last Check issued this Period                                            N/A
Total # of checks issued this Period                                     N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 12 of 14


Name of Debtor :               NewPower Holdings Inc.
Case # :                       02-10835
Reporting Period:              2/01/2004-2/29/2004

Name of Bank:                  JP Morgan Chase
Branch:                        New York
Account Name:                  The New Power Company
Account Number:
Purpose of Account:            WildCard ATM Settlement

Beginning Balance                          $46,075.77
Total Deposits                                  $0.00
Total Payments                             $46,075.77
Closing Balance                                 $0.00
Service Charges                 N/A

First Check issued this Period                        N/A
Last Check issued this Period                         N/A
Total # of checks issued this Period                  N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 13 of 14


Name of Debtor :               NewPower Holdings Inc.
Case # :                       02-10835
Reporting Period:              2/01/2004-2/29/2004

Name of Bank:                  JP Morgan Chase
Branch:                        Syracuse, NY
Account Name:                  NewPower Holdings, Inc.
Account Number:
Purpose of Account:            Controlled Disbursements (A/P)

Beginning Balance                               $0.00
Total Deposits                                  $0.00
Total Payments                                  $0.00
Closing Balance                                 $0.00
Service Charges                 N/A

First Check issued this Period                        None
Last Check issued this Period                         None
Total # of checks issued this Period                  None


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 14 of 14



Name of Debtor :               NewPower Holdings Inc.
Case # :                       02-10835
Reporting Period:              2/01/2004-2/29/2004

Name of Bank:                  Credit Suisse Asset Management
Branch:                        466 Lexington Ave.  NY, NY
Account Name:                  NewPower Holdings, Inc.
Account Number:
Purpose of Account:            Short Term Cash Mgmt Portfolio

Beginning Balance                               $0.00
Total Deposits                                  $0.00
Total Payments                                  $0.00
Closing Balance                                 $0.00
Service Charges                 N/A

First Check issued this Period                                           N/A
Last Check issued this Period                                            N/A
Total # of checks issued this Period                                     N/A


                                ACCOUNT CLOSED

                             The New Power Company                Attachment 5
                                 Check Detail
                                February 2004


   Num              Date                     Name                Paid Amount
-----------   ------------    -------------------------------  ---------------

200420         02/09/2004     Sonara Carvalho                         220.00
200421         02/09/2004     Affiliated Warehouses, Inc.           1,000.33
200422         02/09/2004     UPS Delivery                             45.97
200423         02/09/2004     IKON Office Solutions                   137.80
200424         02/09/2004     Mellon Investors Services, LLC        1,740.06
200425         02/09/2004     Role Technology LLC                   1,235.00
200426         02/09/2004     King and Spalding                     3,603.67
200427         02/09/2004     SNET                                    489.07
200428         02/09/2004     Morris, Manning & Martin, LLP           120.74
200429         02/09/2004     Connecticut Secretary of State          300.00
200430         02/09/2004     Arnold & Porter                         433.45



Note:  Deos not include amounts transferred by wire.               Page 1 of 1

                                                                  Attachment 6


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from January 31, 2004 through February 29, 2004
Amounts in $000's

Taxes Paid During the Month
---------------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.


Taxes Owed and Due
------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.

                                                                 Attachment 7A


NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages For Period from January 31, 2004 through February 29, 2004
Amounts in $000's


Summary of Officer Compensation
-------------------------------

See supplemental attachment.

Personnel Report
----------------
                                                       Full Time    Part Time
# of Employees at beginning of period                          1            -
# hired during the period                                      -            -
# terminated/resigned during period                            -            -
                                                      ------------------------
# employees on payroll - end of period                         1            -
                                                      ========================

# of employees on temporary consulting assignments                          1

Confirmation of Insurance
-------------------------

See supplemental attachment.*


*Omitted.


                                                                                                         Attachment 7B
                                           Payments made to insiders 2/01/04 - 2/29/04                  (Supplemental)
Payments are in gross amts

                     Title                            Amount           Date          Type

FOSTER, MARY         President & CEO                  $   7,291.67     2/15/2004     Salary for pay period 2/01 - 2/15
                                                      $   7,291.67     2/29/2004     Salary for pay period 2/16 - 2/29


                                                      -----------

                                                       $14,583.34
                                                      ===========

                                                                  Attachment 8


NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from January 31, 2004 through February 29, 2004

None